Dreyfus

International

Growth Fund

SEMIANNUAL REPORT November 30, 1999

(reg.tm)


The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured  * Not Bank-Guaranteed  * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by Dreyfus and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. Dreyfus has taken steps designed to avoid year 2000-related problems in its systems and to monitor the readiness of other service providers. In addition, issuers of securities in which the fund invests may be adversely affected by year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                              Dreyfus International Growth Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus International Growth Fund, covering the six-month period from June 1, 1999 through November 30, 1999. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Douglas Loeffler.

When the reporting period began, it had become evident that more accommodative monetary policies implemented by central banks worldwide were helping to support growth in Europe and economic recoveries in Japan and the emerging markets of Asia, Latin America and Eastern Europe. The prospect of better economic conditions and the start of banking reform and corporate restructuring helped
support    higher    stock    prices    in    most    international   markets.

In Japan, stocks rose as the government implemented long-awaited banking and financial reforms. European markets also fared relatively well in local currency terms, but returns for U.S. investors were eroded by currency-related effects. Emerging markets in Southeast Asia and Latin America have generally leveled off after producing very attractive gains earlier in the year, before the six-month reporting period began.

We  appreciate  your confidence over the past six months, and we look forward to
your   continued   participation   in   Dreyfus   International   Growth  Fund.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

December 15, 1999




DISCUSSION OF FUND PERFORMANCE

Douglas Loeffler, Portfolio Manager

How did Dreyfus International Growth Fund  perform relative to its benchmark?

For the six-month period ended November 30, 1999, the fund produced a total return of 36.40% .(1) This compares with a 16.43% total return produced by the fund' s benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE((reg.tm))) Index,(2) for the same period.

We attribute this performance to two factors. First, the fund's management changed in February of this year and resulting changes in investment approach and strategy, as discussed below, led to marked improvement. Second, the Japanese market in general, and the Japanese growth stocks in which we were most heavily invested in particular, advanced sharply.

What is the fund's investment approach?

The fund focuses on individual stock selection. We do not attempt to predict interest rates or market movements, nor do we have country allocation models or targets. Rather, we choose investments on a company-by-company basis, searching to find what we believe are well-managed, well-positioned companies, wherever they may be.

We currently start with roughly 1,000 of the largest companies outside the United States, on which we perform fundamental analyses. We look to identify companies that we believe have achieved and can potentially sustain growth typically through what we believe is a dominant brand name, growing market share, high barriers to entry or untapped market opportunities. In our view, these factors are the marks of companies whose growth, in both revenues and earnings, has the potential to exceed that of global industry peers as well as that of their local market. The fund is typically invested in stocks across a broad spectrum of both countries and industries. We generally sell a The Fun


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

stock when it reaches its target price or when we determine that circumstances have changed and it will most likely not reach the previously set target sale price.

What factors influenced the fund's performance?

The fund's performance was strongly influenced by Japan's economy and financial markets, which advanced strongly during the reporting period. Electronics firms were market leaders and their growth fueled upstream demand for electronic components. Benefiting from a growing wave of deregulation, consolidation and restructuring, telecommunications providers and telecommunications equipment manufacturers as well as banking and other financial service companies advanced sharply. For U.S. investors, the sharp rise of the yen against the U.S. dollar boosted the Japanese market's return in dollar terms.

On the other hand, Europe presented mixed results. When the fund's fiscal year began, European markets stalled, as initial euphoria over the European Union's new currency, the euro, ebbed, and its value declined against the dollar. By the time the period ended, however, European economic recovery was clearly under way. Business and consumer confidence increased, while exports and industrial production rose. Perhaps most important, economic integration, spurred by the introduction of a common currency and increased cross-border merger activity, has been creating a new, highly competitive business culture. The creation of shareholder value has become top priority for many European investors and managers alike.

What is the fund's current strategy?

We further diversified the portfolio later in the reporting period, increasing the number of companies in which we invest to approximately 85. We did this for two reasons: first, to take advantage of the expanding number of growth opportunities we saw in world markets; and second, to seek to protect the portfolio from recent market volatility.

In  Japan,  foreign  purchasers  of  stocks  have been joined by Japanese retail
investors,    fueling   a   broad-based   market   rally.   Although   we   hav

taken profits in several of our investments, Japan remained our largest single country, weighting at 25% of the fund's assets as of November 30, 1999. We have recently shifted our focus away from leading-edge, high-technology investments in Japan, choosing instead to place a greater emphasis on companies we believe are positioned to benefit from a recovery of the Japanese domestic economy.

In Europe, our primary investment emphasis has been in the rapidly deregulating telecommunications industry, with a special focus on mobile telephone and cable television operators. The capital goods sector also remained attractive. We have been concentrating our European investments on manufacturers of telecommunications equipment and semiconductors. Germany, which has been a prime driver of Europe' s economic health, has shown signs of recovery. The French, Benelux, Spanish and Scandinavian markets also remained strong; we concentrated investments in these countries. On the other hand, we decreased exposure to the
United    Kingdom,    where    interest    rates   were   high   and   rising.

Elsewhere, we have slightly reduced our exposure to emerging markets because we feel they have become more fully valued. On the other hand, Canadian companies appeared very attractively valued when compared to their peers in the United States, and we actively sought investment opportunities there.

December 15, 1999

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST

(2) SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST (MSCI EAFE(reg.tm)) INDEX IS AN UNMANAGED INDEX COMPOSED OF A SAMPLE OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF EUROPEAN AND PACIFIC BASIN COUNTRIES AND INCLUDES NET DIVIDENDS REINVESTED.

                                                             The Fund

STATEMENT OF INVESTMENTS

November 30, 1999 (Unaudited)



COMMON STOCKS--98%                                                                               Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AUSTRIA--1.3%

Bank Austria                                                                                     14,200                  751,980

CANADA--1.3%

AT&T Canada, ADR                                                                                 20,075  (a)             762,850

DENMARK--1.5%

Novo Nordisk, Cl. B                                                                               6,600                  863,067

FINLAND--1.4%

Nokia, ADS                                                                                        5,425                  749,667

Perlos                                                                                            5,100  (a)              90,009

                                                                                                                         839,676

FRANCE--8.1%

Accor                                                                                             3,600                  818,337

Alcatel                                                                                           4,700                  912,440

Altran Technologies                                                                               2,175                1,036,423

Elf Aquitaine                                                                                         3                   17,437

Thomson Multimedia                                                                               23,500  (a)           1,019,089

Total Fina, Cl. B                                                                                 7,536                  987,115

                                                                                                                       4,790,841

GERMANY--5.8%

Continental                                                                                      29,500                  589,065

Deutsche Bank                                                                                     9,300                  613,859

Douglas Holding                                                                                   6,000                  260,193

Mannesmann                                                                                        6,325                1,316,577

Preussag                                                                                         12,670                  636,968

                                                                                                                       3,416,662

HONG KONG--2.1%

China Telecom (Hong Kong)                                                                       226,000  (a)           1,213,380

IRELAND--1.6%

Esat Telecom, ADS                                                                                14,150  (a)             920,634

ISRAEL--1.7%

Partner Communications, ADR                                                                      54,100  (a)           1,014,375

ITALY--4.5%

Alleanza Assicurazioni                                                                           63,000                  576,585

Banca Intesa                                                                                    285,000                  525,121

Bulgari                                                                                          98,000                  758,345

Enel                                                                                            177,200  (a)             790,596

                                                                                                                       2,650,647


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

JAPAN--25.3%

Bank of Fukuoka                                                                                  87,000                  661,354

Fujitsu                                                                                          19,000                  674,644

JAPAN TELECOM                                                                                        23                  902,403

Kao                                                                                              30,500                  906,474

Konami                                                                                            8,900                1,195,978

NEC                                                                                              36,000                  842,178

NTT Mobile Communications Network                                                                    42                1,474,841

Nippon Express                                                                                  116,000                  671,309

Nippon Telegraph & Telephone                                                                        133                2,387,347

RICOH                                                                                            49,600                  919,510

Ryohin Keikaku                                                                                    3,700                  872,830

SOFTBANK                                                                                          1,500                1,084,355

SONY                                                                                              6,500                1,205,002

Sakura Bank                                                                                      60,000                  444,335

TDK                                                                                               6,000                  659,147

                                                                                                                      14,901,707

LUXEMBOURG--1.0%

Societe Europeenne des Satellites                                                                 4,625                  583,039

NETHERLANDS--9.6%

ASM Lithography, ADR                                                                              8,200  (a)             767,725

Benckiser, Cl. B                                                                                 12,200                  744,374

Getronics                                                                                        10,800                  661,677

ING Groep                                                                                        13,100                  737,854

STMicroelectronics                                                                                6,900                  939,418

United Pan-Europe Communications                                                                  7,225  (a)             710,425

VNU                                                                                              26,575                1,054,615

                                                                                                                       5,616,088

NORWAY--.7%

Tomra Systems                                                                                    11,250                  395,026

PORTUGAL--1.9%

Brisa-Auto Estradas de Portugal                                                                 116,000                  858,677

PT MULTIMEDIA                                                                                     6,050  (a)             238,688

                                                                                                                       1,097,365

SINGAPORE--1.5%

DBS Group                                                                                        69,824                  905,511

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SOUTH AFRICA--1.3%

DeBeers Consol Mines, ADR                                                                        29,025                  780,047

SOUTH KOREA--1.6%

Korea Telecom, ADR                                                                               18,175  (a)             963,275

SPAIN--4.7%

Banco Santander Central Hispano                                                                  63,400                  697,573

Centros Comerciales Continente                                                                   28,100                  635,641

Tabacalera, Cl. A                                                                                35,875                  592,989

Telefonica Publicidad e Informacion                                                              28,150  (a)             854,517

                                                                                                                       2,780,720

SWEDEN--4.0%

Ericsson (LM) Tel, Cl. B, ADS                                                                    17,000                  819,187

ForeningsSparbanken                                                                              44,000                  677,679

Skandia Forsakrings                                                                              35,800                  856,540

                                                                                                                       2,353,406

SWITZERLAND--3.3%

Roche Holding Ag-Genusss                                                                             56                  676,780

Swatch, Cl. B                                                                                       750                  645,339

Synthes-Stratec                                                                                   1,500  (a)             585,390

                                                                                                                       1,907,509

TAIWAN--1.1%

Taiwan Semiconductor Manufacturing, ADS                                                          17,248  (a)             617,693

UNITED KINGDOM--11.5%

AstraZeneca                                                                                      15,500                  693,254

BP Amoco, ADS                                                                                    12,350                  752,578

British Aerospace                                                                                24,994                  143,331

COLT Telecom                                                                                     16,500  (a)             624,302

Dixons                                                                                           28,000                  611,394

Energis                                                                                          18,675  (a)             760,927

Marconi                                                                                          58,950  (a)             755,266

Pearson                                                                                          35,000                  838,094

Thus                                                                                             44,600  (a)             279,469

Vodafone AirTouch                                                                                97,025                  457,916

WPP                                                                                              58,000                  853,423

                                                                                                                       6,769,954

UNITED STATES--1.2%

Global TeleSystems Group                                                                         22,675  (a)             724,183

TOTAL COMMON STOCKS

   (cost $43,515,293)                                                                                                 57,619,635


PREFERRED STOCKS--2.7%                                                                           Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BRAZIL--1.6%

Petroleo Brasileiro                                                                               5,775                  960,998

GERMANY--1.1%

SAP                                                                                               1,550                  627,615

TOTAL PREFERRED STOCKS

   (cost $1,255,210)                                                                                                   1,588,613
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $44,770,503)                                                             100.7%               59,208,248

LIABILITIES, LESS CASH AND RECEIVABLES                                                             (.7%)                (392,485)

NET ASSETS                                                                                       100.0%               58,815,763

(A)  NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

November 30, 1999 (Unaudited)

                                                               Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  44,770,503  59,208,248

Receivable for investment securities sold                             2,346,509

Dividends receivable                                                    192,949

Prepaid expenses                                                          6,024

                                                                     61,753,730
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            63,696

Due to Distributor                                                       13,350

Cash overdraft due to Custodian                                         516,981

Payable for investment securities purchased                           1,229,796

Payable for shares of Common Stock redeemed                           1,047,865

Accrued expenses                                                         66,279

                                                                      2,937,967
--------------------------------------------------------------------------------


NET ASSETS ($)                                                       58,815,763
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      41,580,081

Accumulated investment (loss)                                          (442,203)

Accumulated net realized gain (loss) on investments                   3,268,832

Accumulated net unrealized appreciation (depreciation)

   on investments and foreign currecy transactions                   14,409,053
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       58,815,763
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(300 million shares of $1 par value Common Stock authorized)       3,542,672

NET ASSET VALUE, offering and redemption price per share--Note 3 (e) ($)
                                                                          16.60

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended November 30, 1999 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $26,048 foreign taxes withheld at source)        44,889

Interest                                                                35,207

TOTAL INCOME                                                            80,096

EXPENSES:

Management fee--Note 3(a)                                              192,814

Distribution fees--Note 3(b)                                           128,543

Shareholder servicing costs--Note 3(c)                                 100,172

Custodian fees                                                          51,713

Auditing fees                                                           31,364

Registration fees                                                       13,588

Prospectus and shareholders' reports--Note 3(b)                          8,657

Directors' fees and expenses--Note 3(d)                                  6,689

Legal fees                                                               1,345

Loan commitment fees--Note 2                                               103

Miscellaneous                                                            3,808

TOTAL EXPENSES                                                         538,796

INVESTMENT (LOSS)                                                     (458,700)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency transactions
                                                                     5,735,442

Net unrealized appreciation (depreciation) on investments

   and foreign currency transactions                                11,496,329

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              17,231,771

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                16,773,071

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS

                                              Six Months Ended
                                             November 30, 1999       Year Ended
                                                   (Unaudited)     May 31, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income (loss)--net                         (458,700)          14,299

Net realized gain (loss) on investments              5,735,442       (1,790,038)

Net unrealized appreciation (depreciation)
   on investments                                   11,496,329       (9,868,963)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                        16,773,071      (11,644,702)
--------------------------------------------------------------------------------


DIVIDENDS TO SHAREHOLDERS FROM ($):

NET REALIZED GAIN ON INVESTMENTS                           --        (1,873,154)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                       20,939,604       41,284,693

Dividends reinvested                                       --         1,783,764

Cost of shares redeemed                            (27,268,921)     (59,105,533)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                       (6,329,317)     (16,037,076)

TOTAL INCREASE (DECREASE) IN NET ASSETS             10,443,754      (29,554,932)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                                 48,372,009       77,926,941

END OF PERIOD                                       58,815,763       48,372,009

Undistributed investment income (loss)--net           (442,203)          16,497
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                          1,538,216        3,197,037

Shares issued for dividends reinvested                      --          144,904

Shares redeemed                                     (1,971,764)     (4,572,974)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING         (433,548)     (1,231,033)

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                         Six Months Ended
                                        November 30, 1999                             Year Ended May 31,
                                                            --------------------------------------------------------------------

                                               (Unaudited)          1999      1998      1997       1996       1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):


Net asset value, beginning
   of period                                         12.17          14.97    15.83     15.49      13.74       15.20

Investment Operations:

Investment income (loss)--net                         (.12)(a)        .00(b)     (.12)     (.02)       .09         .01

Net realized and unrealized

   gain (loss) on investments                         4.55          (2.39)    1.17      1.11       1.66       (1.19)

Total from Investment
   Operations                                         4.43          (2.39)    1.05      1.09       1.75       (1.18)

Distributions:

Dividends from investment
   income--net                                          --             --     (.01)     (.09)        --        (.01)

Dividends in excess of
   investment income--net                               --             --       --      (.03)        --        (.02)

Dividends from net realized
   gain on investments                                  --           (.41)   (1.90)     (.63)        --        (.25)

Total Distributions                                     --           (.41)   (1.91)     (.75)        --        (.28)

Net asset value, end of period                       16.60          12.17    14.97     15.83       15.49      13.74
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                     36.40(c)      (16.02)    8.42      7.36       12.74      (7.81)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                             1.05(c)         2.01     1.92      1.98        2.04       1.92

Ratio of interest expense

   and loan commitment fees
   to average net assets                                --           .00(d)    .27        --         --          --

Ratio of net investment income

   (loss) to average net assets                      (.89)(c)        .02      (.70)     (.18)        .62        .09

Portfolio Turnover Rate                             97.21(c)      232.68    167.19    158.04       96.45      40.15
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                      58,816        48,372    77,927    88,694     102,710    137,909

(A)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(C)  NOT ANNUALIZED.

(D)  AMOUNT REPRESENTS LESS THAN .01%

SEE NOTES TO FINANCIAL STATEMENTS.


                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus International Growth Fund (the "fund") is a separate non-diversified series of Dreyfus International Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering two series including the fund. The fund's investment objective is to provide investors with long-term capital growth. The Dreyfus Corporation (the " Manager" ) serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the fund's shares, which are sold to the public without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.


(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and
unrealized    gain    or    loss    from    investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest, and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $1,363 based on available cash balances left on deposit. Interest earned under this arrangement is included in interest income.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the The Fun

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $2,043,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to May 31, 1999. If not applied, the carryover expires in fiscal 2007.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended November 30, 1999, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the fund (a) reimburses the Distributor for payments to certain Service Agents (a securities dealer, financial institution or other industry professional) for distributing the fund' s shares and (b) pays the Manager, Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, and any affiliate of either of them for advertising and marketing relating to the fund, at an aggregate annual rate of .50 of 1% of the value of the fund's average daily net assets. The Distributor may pay one or more Service Agents in respect of distribution services. The Distributor determines the amounts, if any, to be
paid    to    Service    Agents    under    the    Plan   and   the   basis   o

which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred. The Plan also separately provides for the fund to bear the costs of preparing, printing and distributing certain of the fund' s prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the fund's average daily net assets for any full fiscal year. During the period ended November 30, 1999, the fund was charged $130,055 pursuant to the Plan.

(C) Under the Shareholder Services Plan, the fund pays the Distributor at an annual rate of .25 of 1% of the value of the fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended November 30, 1999, the fund was charged $64,271 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended November 30, 1999, the fund was charged $24,688 pursuant to the transfer agency agreement.

(D) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

(E) A 1% redemption fee is charged and retained by the fund on shares redeemed within six months following the date of issuance, including redemptions made through the use of the fund's Exchange privilege.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended November 30, 1999, amounted to $48,945,220 and $52,826,562, respectively.

At November 30, 1999, accumulated net unrealized appreciation on investments was
$14,437,745,   consisting  of  $15,414,286  gross  unrealized  appreciation  and
$976,541 gross unrealized depreciation.

At November 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).




NOTES



                                                           For More Information

                        Dreyfus International Growth Fund

                        200 Park Avenue

                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

Custodian

The Bank of New York

100 Church Street

New York, NY 10286

Transfer Agent &

Dividend Disbursing Agent

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.

60 State Street

Boston, MA 02109

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                  095SA9911

Dreyfus

Emerging Markets

Fund

SEMIANNUAL REPORT November 30, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured  * Not Bank-Guaranteed  * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by Dreyfus and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. Dreyfus has taken steps designed to avoid year 2000-related problems in its systems and to monitor the readiness of other service providers. In addition, issuers of securities in which the fund invests may be adversely affected by year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            15   Financial Highlights

                            16   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus

                                                          Emerging Markets Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Emerging Markets Fund, covering the six-month period from June 1, 1999 through November 30, 1999. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager,
D. Kirk Henry.

When the reporting period began, it had become evident that more accommodative monetary policies implemented by central banks worldwide were helping to support growth in Europe and economic recoveries in Japan and the emerging markets of Asia, Latin America and Eastern Europe. The prospect of better economic conditions and the start of banking reform and corporate restructuring helped
support    higher    stock    prices    in    most    international   markets.

In Japan, stocks rose as the government implemented long-awaited banking and financial reforms. European markets also fared relatively well in local currency terms, but returns for U.S. investors were eroded by currency-related effects. Emerging markets in Southeast Asia and Latin America have generally leveled off after producing very attractive gains earlier in the year, before the six-month reporting period began.

We  appreciate  your confidence over the past six months, and we look forward to
your    continued    participation   in   Dreyfus   Emerging   Markets   Fund.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

December 15, 1999




DISCUSSION OF FUND PERFORMANCE

D. Kirk Henry, Portfolio Manager

How did Dreyfus Emerging Markets Fund  perform relative to its benchmark?

For the six-month period ended November 30, 1999, Dreyfus Emerging Markets Fund produced a total return of 19.82%.(1) This return exceeded that provided by the fund's benchmark, the Morgan Stanley Capital International Emerging Markets Free (MSCI/EMF) Index, which produced a total return of 17.53% for the same period.(2)

We attribute the fund' s strong performance to our stock selection strategy, which led us to a number of large-sized companies that, in our view, possessed strong fundamentals and were selling at attractive prices. This short-term performance demonstrates that investing in emerging markets can be volatile and that it is important for investors to maintain a long-term perspective.

What is the fund's investment approach?

We use a value-oriented and research-driven approach to security selection within each market, investing in companies located in emerging market countries as represented in our benchmark, the MSCI/EMF Index. Countries currently in the benchmark include Argentina, Brazil, Chile, China, Colombia, the Czech Republic, Greece, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Russia, Sri Lanka, South Africa, Taiwan, Thailand, Turkey and Venezuela.

When choosing stocks for the fund, we begin by conducting fundamental and quantitative research that focuses on individual companies rather than broad economic and industry trends. More specifically, we look for investment opportunities based on three key factors: VALUE, or how a stock is valued relative  to  its  intrinsic  worth;  BUSINESS  HEALTH,  or  a company's overall
efficiency   and   profitability   as   measured   by   its   return   The  Fun


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

on assets and return on equity; and BUSINESS MOMENTUM, or the presence of a catalyst that appears likely to trigger a price increase in the stock's near future.

What other factors influenced the fund's performance?

During the past six months, stocks in many emerging markets enjoyed robust returns as the regions' economies continued to rebound from recession. The strong performance of emerging market investments was supported by an increase in global growth, rising commodity prices, and, perhaps most importantly, stock valuations that, in our opinion, reflected very reasonably priced stocks

In particular, Asia exhibited strong growth during the reporting period, led primarily by South Korea and India, two countries where we have continued to
find    attractive    investment    opportunities.

Within Latin America, some of the region's strongest gains stemmed from Brazil, especially its telecommunications companies, followed by Mexico, a country that continued to benefit from its close proximity and affiliation with the United States. Argentina, too, has shown progress during the reporting period, albeit to a lesser degree than Brazil and Mexico.

Other  emerging  market  areas  that  have  rebounded during the past six months
include    Greece,    Taiwan,    Turkey    and    South    Africa.

What is the fund's current strategy?

We have continued to invest the portfolio across approximately 26 countries, to enable the fund to take advantage of opportunities wherever they present themselves. Following this strategy, the fund' s strongest gains during the period stemmed from several holdings identified by our company-by-company research, including Samsung Electronics, a South Korean semiconductor manufacturer, Ceske Energeticke Zavody, the electric utility company in the Czech Republic, and Videsh Sanchar Nigam, the Indian international telephone company that is benefiting from its Internet services. Other positive
contributors    to    performance    included    Malaysia'   s    Berjaya

Sports Toto, a gaming and lottery firm, Pohang Iron & Steel, South Korea's steel company, the State Bank of India, Hellenic Petroleum, Greece's oil company, and Del Monte Royal Foods, a South African firm that owns the rights to sell under
the    Del    Monte    brand    name    in   Europe   and   parts   of   Asia.

On the other hand, the fund' s performance was held back by our holdings in Mahanagar Telephone Nigam (MTNL, Ser.B) , India' s local domestic telephone company, and Desc, a Mexican conglomerate that operates numerous companies manufacturing auto parts, food, chemical and pharmaceutical products. Finally, our holdings in Banco do Estado, a Brazilian bank, also hindered returns because of concerns over governmental privatization actions.

We believe that our diversification and security selection strategies continued to position the fund to take advantage of investment opportunities in the emerging markets. Historically, the two main drivers of emerging market stock market performance have been increased global growth and climbing commodity prices. We are encouraged that both of these factors have been present over the
past    six    months.

December 15, 1999

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- THE MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS FREE (MSCI/EMF) INDEX IS A MARKET
CAPITALIZATION-WEIGHTED INDEX COMPOSED OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF 26 EMERGING MARKET COUNTRIES IN EUROPE, LATIN AMERICA AND THE PACIFIC BASIN.

                                                             The Fund

STATEMENT OF INVESTMENTS

November 30, 1999 (Unaudited)



COMMON STOCKS--91.3%                                                                             Shares    Value ($)
---------------------------------------------------------------------------------------------------------------------------

ARGENTINA--.9%

Banco Hipotecario                                                                                39,632      533,104

Telefonica de Argentina, ADS                                                                     33,800      889,362

                                                                                                           1,422,466

BRAZIL--6.5%

Companhia Vale do Rio Doce                                                                       10,500      202,847

Companhia Vale do Rio Doce, ADS                                                                 108,200    2,590,038

Petroleo Brasileiro                                                                               9,080    1,510,972

Tele Celular Sul, ADS                                                                            75,800    1,516,000

Tele Centro Oeste Celular, ADS                                                                   59,000      236,000

Tele Norte Leste, ADS                                                                            17,700      315,281

Telecomunicacoes Brasileiras, ADS (PFD Block)                                                    34,600    3,139,950

Ultrapar, ADS                                                                                    51,200      540,800

                                                                                                          10,051,888

CHILE--3.7%

Administradora de Fondos de
   Pensiones Provida, ADS                                                                        51,600    1,061,025

Compania de Telecomunicaciones de Chile, ADS                                                     80,400    1,477,350

Cristalerias de Chile, ADS                                                                       95,900    1,252,694

Quinenco, ADS                                                                                   132,400    1,175,050

Santa Isabel, ADS                                                                                70,825(a)   717,103

                                                                                                           5,683,222

CHINA--4.2%

Beijing Datang Power Generation                                                               4,695,000      936,957

Guangdong Kelon Electrical, Cl. H                                                             1,053,000      908,355

Guangshen Railway, Cl. H                                                                      6,235,000      714,461

Guangshen Railway, ADS                                                                          110,000      632,500

Huaneng Power International, ADS                                                                 39,900      423,937

Shandong Huaneng Power, ADS                                                                     183,400      917,000

Shandong International Power Development                                                      3,701,000      514,630

Shenzen Expressway                                                                            4,157,000      642,264

Zhejiang Expressway, Cl. H                                                                    5,014,000      806,950

                                                                                                           6,497,054

CROATIA--1.4%

Pliva d.d., GDR                                                                                 187,800(b) 2,281,770


COMMON STOCKS (CONTINUED)                                                                        Shares    Value ($)
---------------------------------------------------------------------------------------------------------------------------

CZECH REPUBLIC--.7%

Ceske Energeticke Zavody                                                                        441,467(a) 1,116,613

Komercni Banka, GDR                                                                                   2(a,b)      16

                                                                                                            1,116,629

EGYPT--2.9%

Commercial International Bank, GDR                                                               67,600(b)    831,480

Misr International Bank, GDR                                                                     86,600(b)    887,650

Paints & Chemical Industries, GDR                                                               256,000(b)  1,337,600

Suez Cement                                                                                      94,800(b)  1,531,020

                                                                                                            4,587,750

GREECE--2.6%

Hellenic Telecommunications Organization                                                            595       12,763

Hellenic Telecommunications Organization, ADS                                                   379,555    4,080,216

                                                                                                           4,092,979

HONG KONG--2.6%

APT Satellite                                                                                   545,500(a)   316,053

APT Satellite, ADR                                                                              258,000(a) 1,225,500

Asia Aluminum                                                                                 2,245,000      260,142

China Hong Kong Photo Products                                                                1,925,000      260,239

Hengan International                                                                          3,155,000      863,198

Hong Kong Aircraft Engineering                                                                  219,000      369,375

Mandarin Oriental International                                                                 946,000      666,930

                                                                                                           3,961,437

HUNGARY--3.9%

BorsodChem                                                                                       17,000      519,434

EGIS                                                                                             15,035      470,729

Gedeon Richter                                                                                   10,200      524,966

MOL Magyar Olaj-es Gazipari                                                                      89,900    1,739,102

Magyar Tavkozlesi, ADR                                                                           44,900    1,355,419

OTP Bank                                                                                         13,000      613,877

Pick Szeged                                                                                      21,304      795,503

                                                                                                           6,019,030

INDIA--11.1%

BSES                                                                                             84,100(b) 1,101,710

Bajaj Auto, GDR                                                                                 153,600(b) 1,812,480

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares    Value ($)
---------------------------------------------------------------------------------------------------------------------------

INDIA (CONTINUED)

Gas Authority of India, GDR                                                                     186,100(a,b)1,758,645

Hindalco Industries                                                                              45,300(b) 1,075,875

Indian Hotels                                                                                   161,300(b) 1,375,083

Mahanagar Telephone Nigam                                                                       376,400    3,340,550

Mahindra & Mahindra                                                                              52,200(b)   502,425

Pentafour Software & Exports, GDR                                                                18,300      699,975

Reliance Industries, GDR                                                                        106,200(b) 1,431,045

State Bank of India, GDR                                                                        134,000(b) 1,658,250

Steel Authority of India, GDR                                                                    43,100(a,b) 172,400

Tata Engineering & Locomotive, GDR                                                              134,300(b)   738,650

Videsh Sanchar Nigam, GDR                                                                        67,000(b) 1,541,000

                                                                                                          17,208,088

INDONESIA--2.1%

PT Daya Guna Samudera                                                                         1,375,000(a)   441,126

PT Indah Kiat Pulp & Paper                                                                    3,335,500(a) 1,183,932

PT Indosat, ADR                                                                                  81,600    1,132,200

PT Indorama Synthetics                                                                          555,000(a)   106,075

PT Telekomunikasi Indonesia, ADR                                                                 54,300      458,156

                                                                                                           3,321,489

ISRAEL--3.8%

ECI Telecom                                                                                      62,200    1,558,887

Bank Hapoalim                                                                                   565,600    1,492,080

Bank Leumi Le-Israel                                                                            614,600    1,131,745

Blue Square-Israel, ADS                                                                          39,050      478,363

Supersol                                                                                        422,341(a) 1,267,902

                                                                                                           5,928,977

LUXEMBOURG--.6%

Quilmes Industrial, ADS                                                                          78,100      907,913

MALAYSIA--1.7%

Jaya Tiasa                                                                                      211,000      369,250

Kwantas                                                                                         251,000      149,609

Petronas Dagangan                                                                               728,000      750,990

Petronas Gas                                                                                    264,000      534,947

Sime Darby                                                                                      767,000      904,253

                                                                                                           2,709,049

MEXICO--9.0%

ALFA, Ser. A                                                                                    324,000    1,406,005

ARA                                                                                           1,060,000(a) 1,417,082


COMMON STOCKS (CONTINUED)                                                                        Shares    Value ($)
---------------------------------------------------------------------------------------------------------------------------

MEXICO (CONTINUED)

Apasco                                                                                          238,000    1,585,825

Cintra                                                                                        1,028,900      556,752

Controladora Comercial Mexicana, GDS                                                             34,300      731,019

Desc, Ser. B                                                                                  2,099,800    1,871,440

Embotelladoras Argos                                                                          1,546,600    1,394,812

Grupo Continental                                                                               799,900    1,186,483

Grupo Financiero Inbursa, Ser. B                                                                277,800    1,025,723

Tablex                                                                                           66,108      112,226

Telefonos de Mexico, ADS                                                                         17,300    1,601,331

Tubes de Acero de Mexico, ADR                                                                    83,300    1,046,456

                                                                                                          13,935,154

PANAMA--1.3%

Banco Latinoamericano de Exportaciones                                                           81,100    1,946,400

PERU--1.6%

Telefonica del Peru, ADS                                                                        191,300    2,474,944

PHILIPPINES--3.9%

First Philippine                                                                                879,860      718,910

La Tondena Distillers                                                                           874,400      714,449

Manila Electric, Cl. B                                                                          977,890    2,504,352

Philippine Long Distance Telephone, ADS                                                          61,300    1,256,650

Universal Robina                                                                              5,016,600      807,550

                                                                                                           6,001,911

POLAND--2.3%

Bank Polska Kasa Opieki Grupa Pekao                                                             144,000(a) 1,613,207

Polski Koncern Naftowy, GDR                                                                     124,300(a,b)1,292,720

Telekomunikacja Polska                                                                           49,000      265,802

Telekomunikacja Polska, GDR                                                                      83,600(b)   470,250

                                                                                                           3,641,979

SINGAPORE--1.6%

Creative Technology                                                                              60,300      874,350

Elec & Eltek International                                                                      191,000      714,340

Golden Agri-Resources                                                                         2,046,000(a)   849,090

                                                                                                           2,437,780

SOUTH AFRICA--8.8%

ABSA                                                                                            521,762    1,967,798

Barlow                                                                                          291,885    1,698,489

Barlow, ADR                                                                                          40          230

Del Monte Royal Foods                                                                         1,030,000       866,947

                                                             The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares    Value ($)
---------------------------------------------------------------------------------------------------------------------------

SOUTH AFRICA (CONTINUED)

Edgars Consolidated Stores                                                                          950       10,610

Liberty Life Association of Africa                                                               57,311      570,513

Murray & Roberts                                                                              1,156,100      926,302

Nampak                                                                                          113,300      311,767

OTK                                                                                           1,527,800      823,499

Pretoria Portland Cement                                                                        249,143    1,935,718

Sappi                                                                                           165,500    1,484,089

Sasol                                                                                           131,000      993,420

Tiger Oats                                                                                      208,000    1,993,137

                                                                                                          13,582,519

SOUTH KOREA--8.6%

Housing & Commercial Bank, GDR                                                                   35,600(a,b) 986,120

Kookmin Bank, ADR                                                                                75,513(b) 1,213,871

Korea Electric Power, ADS                                                                       158,400    3,168,000

Korea Fine Chemical                                                                               9,090      330,118

Pohang Iron & Steel, ADS                                                                         55,400    1,990,937

SK                                                                                               78,710    1,982,603

SK (Rights)                                                                                      11,699      118,075

SK Telecom, ADS                                                                                  74,174    1,756,997

Samsung Display Devices                                                                          25,000    1,332,758

Youngone                                                                                        220,000      442,182

                                                                                                          13,321,661

TAIWAN--3.2%

China Steel                                                                                   2,160,000    1,534,333

Ritek, GDR                                                                                      119,700(a,b)1,346,625

Standard Foods Taiwan                                                                         1,036,000      896,177

Yageo                                                                                         1,300,000(a)  1,239,463

                                                                                                            5,016,598

THAILAND--.3%

Saha-Union                                                                                      400,000       139,726

Thai Farmers Bank                                                                               266,100(a)    358,166

                                                                                                              497,892

TURKEY--1.0%

Hurriyet Gazetecilik ve Matbaacilik                                                          70,790,000       901,801

Uzel Makina Sanayii, ADR                                                                         41,800(b)    683,430

                                                                                                            1,585,231


COMMON STOCKS (CONTINUED)                                                                        Shares     Value ($)
---------------------------------------------------------------------------------------------------------------------------

UNITED KINGDOM--1.0%

Old Mutual                                                                                      682,700(a)  1,492,347

TOTAL COMMON STOCKS

   (cost $142,789,039)                                                                                    141,724,157
---------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--3.9%
---------------------------------------------------------------------------------------------------------------------------

BRAZIL--3.3%

Banco do Estado de Sao Paulo                                                                     36,100     1,173,297

Companhia Cimento Portlans Itau                                                                  13,390     1,712,918

Companhia Energetica de Minas Gerais                                                             69,517     1,307,201

Companhia Paranaense de Energia-Copel                                                            64,800       500,406

Petroleo Brasileiro                                                                               1,900       383,853

                                                                                                            5,077,675

THAILAND--.6%

Siam Commercial Bank                                                                            915,000       967,664

TOTAL PREFERRED STOCKS

   (cost $5,770,072)                                                                                        6,045,339
-----------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal

SHORT-TERM INVESTMENTS--5.1%                                                                 Amount ($)       Value ($)
------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   4.59%, 12/9/1999                                                                             112,000        111,890

   4.55%, 12/16/1999                                                                            290,000        289,669

   4.64%, 12/23/1999                                                                            188,000        187,530

   5.25%, 1/13/2000                                                                           1,409,000      1,400,067

   4.98%, 1/20/2000                                                                           1,117,000      1,108,958

   4.98%, 2/3/2000                                                                            2,279,000      2,258,580

   5.06%, 2/10/2000                                                                           2,528,000      2,502,771

TOTAL SHORT-TERM INVESTMENTS

   (cost $7,859,874)                                                                                         7,859,465
------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $156,418,985)                                                            100.3%    155,628,961

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (.3%)       (423,425)

NET ASSETS                                                                                       100.0%    155,205,536

A   NON-INCOME PRODUCING.

B SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF
1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION,
NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT NOVEMBER 30, 1999, THESE
SECURITIES AMOUNTED TO $26,030,115 OR APPROXIMATELY 16.8% OF NET ASSETS.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

November 30, 1999 (Unaudited)

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           156,418,985  155,628,961

Cash                                                                   495,182

Cash denominated in foreign currencies                  1,021,210    1,027,500

Receivable for investment securities sold                              612,381

Dividends receivable                                                   252,004

Receivable for shares of Common Stock subscribed                       175,124

Prepaid expenses                                                         5,382

                                                                   158,196,534
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                          151,581

Due to Distributor                                                      30,316

Payable for investment securities purchased                          2,608,025

Payable for shares of Common Stock redeemed                             70,817

Net unrealized (depreciation) on forward currency
  exchange contracts--Note 4 (a)                                         1,190

Accrued expenses                                                       129,069

                                                                     2,990,998
--------------------------------------------------------------------------------

NET ASSETS ($)                                                     155,205,536
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                    140,932,070

Accumulated undistributed investment income--net                     1,118,732

Accumulated net realized gain (loss) on investments and
  foreign currency transactions                                     13,941,149

Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions                    (786,415)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                     155,205,536
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(100 million shares of $.001 par value Common Stock authorized)     10,315,593

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)  15.05

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended November 30, 1999 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $82,951 foreign taxes withheld at source)     1,365,631

Interest                                                               147,076

TOTAL INCOME                                                         1,512,707

EXPENSES:

Management fee--Note 3(a)                                              773,982

Shareholder servicing costs--Note 3(b)                                 177,286

Custodian fees                                                         152,623

Professional fees                                                       19,447

Registration fees                                                       19,302

Directors' fees and expenses--Note 3(c)                                 17,480

Prospectus and shareholders' reports                                    11,419

Loan commitment fees--Note 2                                             1,261

Miscellaneous                                                              819

TOTAL EXPENSES                                                       1,173,619

INVESTMENT INCOME--NET                                                 339,088
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                        18,703,182

Net realized gain (loss) on forward currency exchange contracts        (42,438)

NET REALIZED GAIN (LOSS)                                            18,660,744

Net unrealized appreciation (depreciation) on investments and
  foreign currency transactions                                      2,305,441

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              20,966,185

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                21,305,273

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                        November 30, 1999           Year Ended
                                              (Unaudited)         May 31, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            339,088              938,568

Net realized gain (loss) on investments        18,660,744           (3,529,255)

Net unrealized appreciation (depreciation)
   on investments                               2,305,441           10,850,462

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   21,305,273            8,259,775
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS ($):

From investment income--net                            --             (549,186)

In excess of net realized gains on investments         --             (122,041)

TOTAL DIVIDENDS                                        --             (671,227)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                  51,166,093           40,241,287

Dividends reinvested                                   --              389,280

Cost of shares redeemed                       (11,643,578)         (28,754,128)

Redemption fee                                     23,619               61,154

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                  39,546,134           11,937,593

TOTAL INCREASE (DECREASE) IN NET ASSETS        60,851,407           19,526,141
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            94,354,129           74,827,988

END OF PERIOD                                 155,205,536           94,354,129

Undistributed investment income--net            1,118,732              779,644
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     3,636,595            3,739,409

Shares issued for dividends reinvested                 --               41,501

Shares redeemed                                  (837,192)          (2,955,313)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   2,799,403              825,597

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                                           Six Months Ended
                                                           November 30, 1999           Year Ended May 31,
                                                                                 -------------------------------

                                                                  (Unaudited)    1999        1998        1997(a)
-----------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                   12.55    11.18       14.21         12.50

Investment Operations:

Investment income--net                                                   .04(b)   .14         .04           .05

Net realized and unrealized
   gain (loss) on investments                                           2.46     1.33       (2.62)         1.70

Total from Investment Operations                                        2.50     1.47       (2.58)         1.75

Distributions:

Dividends from investment income--net                                     --     (.09)       (.02)         (.02)

Dividends from net realized gain on investments                           --     (.02)       (.24)         (.02)

Dividends in excess of net realized gain
   on investments                                                         --       --        (.20)           --

Total Distributions                                                       --     (.11)       (.46)         (.04)

Redemption fee added to paid-in capital                                  .00(c)   .01         .01            --

Net asset value, end of period                                         15.05    12.55       11.18         14.21
-----------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                       19.82(d) 13.56      (18.11)        14.07(d)
-----------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                  .95(d)  1.88       1.94          1.85(d)

Ratio of net investment income
   to average net assets                                                1.22(d)  1.42        .54           .70(d)

Decrease reflected in above expense ratios
   due to undertakings by the Manager                                     --       --        .00(e)        .36(d)

Portfolio Turnover Rate                                                61.57(d) 87.81      87.46         52.52(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                155,206   94,354     74,828        50,382

A FROM JUNE 28, 1996 (COMMENCEMENT OF OPERATIONS) TO MAY 31, 1997.

B BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

C AMOUNT REPRESENTS LESS THAN $.01.

D NOT ANNUALIZED.

E AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Emerging Markets Fund (the "fund") is a separate non-diversified series of Dreyfus International Funds, Inc. (the "Company"), which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering two series, including the fund. The fund's investment objective is long-term capital appreciation. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the fund's shares, which are sold to the public without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.


(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $974 during the period ended November 30, 1999 based on available cash balances left on deposit. Income earned under this arrangement is
included    in    interest    income.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $1,031,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to May 31, 1999. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with generally accepted accounting principles. If not applied, the carryover expires in fiscal 2007.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended November 30, 1999, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of 1.25% of the value of the fund's average daily net assets and is payable monthly.

(B) Under the Shareholder Services Plan, the fund pays the Distributor at an annual rate of .25 of 1% of the value of the fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and
services    related    to    the    maintenance

of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended November 30, 1999, the fund was charged $154,796 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended November 30, 1999, the fund was charged $17,145 pursuant to the transfer agency agreement.

(C) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

(D) A 1% redemption fee is charged and retained by the fund on shares redeemed within six months following the date of issuance, including redemptions made through the use of the fund's exchange privilege.

NOTE 4--Securities Transactions:

(A) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended November 30, 1999, amounted to $108,974,538 and $72,213,134, respectively.

The following summarizes open forward currency exchange contracts at November 30, 1999:


                                                        Foreign
Forward Currency                                        Currency                                                 Unrealized
Exchange Contracts                                       Amounts          Cost ($)            Value ($)      (Depreciation) ($)
------------------------------------------------------------------------------------------------------------------------------------

PURCHASES:

South African Rand,
    expiring 12/2/99                                   2,435,010           394,973             394,142               (831)

SALES:                                                                  PROCEEDS ($)

Mexican Peso,
    expiring 12/2/99                                    914,346             96,654              97,013               (359)

       TOTAL                                                                                                       (1,190)

                                                                                                     The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)


The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract.

(B) At November 30, 1999, accumulated net unrealized depreciation on investments and forward currency exchange contracts was $791,214, consisting of $11,113,502 gross unrealized appreciation and $11,904,716 gross unrealized depreciation.

At November 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


                                                           For More Information

                        Dreyfus Emerging Markets Fund

                        200 Park Avenue

                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

Custodian

The Bank of New York

100 Church Street

New York, NY 10286

Transfer Agent &

Dividend Disbursing Agent

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.

60 State Street

Boston, MA 02109

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                  327SA9911